American Skandia Trust
   Supplement dated February 6, 1998 to the Prospectus dated December 22, 1997


                      Bankers Trust Enhanced 500 Portfolio

     The section of the Prospectus entitled "Investment Objectives and Policies -- Bankers Trust Enhanced 500 Portfolio" (pages 93-96) is amended by adding the following paragraph:

         Other Equity Securities. As part of one of the strategies used to outperform the S&P 500, the Portfolio may invest in the equity securities of companies that are not included in the S&P 500. These equity securities may include securities of companies that are the subject of publicly announced acquisitions or other major corporate transactions. Because securities of such companies may perform much like cash or fixed income investments, the Portfolio may enter into securities index futures contracts and/or related options as described in the Prospectus in order to maintain its exposure to the equity markets when making these investments. While this strategy is intended to generate additional gains for the Portfolio without materially increasing the risk to which the Portfolio is subject, there can be no assurance that the strategy will achieve its intended results. The Portfolio will not invest more than 15% of its total assets in equity securities of companies not included in the S&P 500.